SCHEDULE 14A
                              (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934

Filed by the Registrant  X
Filed by a Party other than the Registrant ____

Check the appropriate box:
       Preliminary Proxy Statement               ___       Confidential, for
        Use of the Commission Only (as
                                                           permitted by Rule
                                                            14a-6(e)(2))
 X   Definitive Proxy Statement
___ Definitive Additional Materials
___ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Berger Holdings, Ltd.
             (Name of Registrant as Specified in Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
    X    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)
    (2) or Item 22(a)(2)
          of Schedule 14A.
  ___  $500 per each party to the controversy pursuant to Exchange Act Rule
   14a-6(i)(3).
           Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
            and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

       Fee paid previously with preliminary materials.

___ Check box if any part of the fee is offset as provided by Exchange Act
 Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

BERGER HOLDINGS, LTD.
   805 Pennsylvania Boulevard
 Feasterville, PA 19053
   _________________________


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 19, 1996
_________________________

            The Annual Meeting of Shareholders of Berger Holdings, Ltd.
              (the "Company") will be held
on Monday, August 19, 1996 at 10:00 a.m. local time at the Holiday Inn, 4700 Street Road, Trevose, PA
19053, for the following purposes:

            1. To elect three directors;

            2. To ratify the appointment of Goldenberg Rosenthal Friedlander as the Company's
independent auditors for 1996.

            3. To transact such other business as may properly come before the meeting or any
adjournment or postponement thereof

            The close of business on July 1, 1996 has been fixed as the record date for the meeting.  All
shareholders of record at that time are entitled to notice of and to vote at the meeting and any adjournment
or postponement thereof.  In the event that the meeting is adjourned for one or more periods aggregating
at least 15 days due to the absence of a quorum, those shareholders entitled to vote who attend the adjourned
meeting, although otherwise less than a quorum, shall constitute a quorum for the purpose of acting upon
any matter set forth in this notice.

            All shareholders are cordially invited to attend the meeting. The
             Board of Directors urges
you to date, sign and return promptly the enclosed proxy to give voting instructions with respect to your shares of Common Stock. The proxies are solicited by the Board of Directors of the Company.  The return
of the proxy will not affect your right to vote in person if you do attend the meeting.  A copy of the Company's
Annual Report is also enclosed.


July 8, 1996                                JOSEPH F. WEIDERMAN
                                            President and Secretary

                          BERGER HOLDINGS, LTD.
                       805 Pennsylvania Boulevard
                         Feasterville, PA 19053


                        _________________________

                             PROXY STATEMENT
                        _________________________



            The enclosed proxy is solicited by the Board of Directors of Berger Holdings, Ltd. (the
"Company"), a Pennsylvania corporation, for use at the Annual Meeting of Shareholders (the "meeting") to be held on Monday, August 19, 1996 at 10:00 a.m. local time at the Holiday
 Inn, 4700 Street Road, Trevose,
PA 19053 and any adjournment or postponement thereof.  This proxy statement, the foregoing notice and
the enclosed proxy are first being mailed to shareholders on or about July 8, 1996.


            The Board of Directors does not intend to bring any matters before the meeting other than
the matters specifically referred to in the notice of the meeting, nor does the Board of Directors know of any matter which anyone else proposes to present for action at the meeting. However, if any other matters properly come before the meeting, the persons named in the accompanying proxy or their duly constituted
substitutes acting at the meeting will be deemed authorized to vote or otherwise act thereon in accordance with their judgment on such matters.


            In the absence of instructions, the shares represented at the meeting by the enclosed proxy will be voted "FOR" the nominees of the Board of Directors in the election of directors and "FOR" the
ratification of Goldenberg Rosenthal Friedlander as the Company's independent auditors for the year ending
December 31, 1996.  Any proxy may be revoked at any time prior to its exercise by notifying the Secretary
in writing, by delivering a duly executed proxy bearing a later date or by attending the meeting and voting
in person.


                            VOTING SECURITIES


            At the close of business on June 14, 1996, the record date, the
             Company had outstanding
3,531,422 shares of Common Stock, par value $.01 per share.  No shares of
 Preferred Stock are currently
outstanding.


            On all matters voted upon at the meeting and any adjournment or postponement thereof,
each record holder of Common Stock as of the record date will be entitled to one vote per share. In the
election of directors, shareholders will not have cumulative voting rights.


            The presence, in person or by proxy, of shareholders entitled to cast at least a majority of
the votes that all shareholders are entitled to cast on each matter to be acted upon at the meeting shall constitute a quorum for the purposes of consideration and action on that matter. Each matter to be voted on shall be authorized upon receiving the affirmative vote of a majority of the votes cast by all shareholders
entitled to vote thereon.  An abstention will be counted as being present for purposes of determining the
presence or absence of a quorum with respect to the applicable matter, but will not constitute a vote cast for or against that matter. As to certain matters, brokers who hold shares in street name for customers are not
entitled to vote those shares without specific instructions from such customers. Under applicable
Pennsylvania law, a broker non-vote will count as being present with respect to such matter for purposes of
determining the presence or absence of a quorum, but will not count as a vote cast for or against the
applicable matter. In the event that the meeting has been adjourned for one or more periods aggregating at least 15 days because of an absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although less than a quorum as described above, shall nevertheless constitute a quorum
for the purpose of acting upon any matter set forth in the foregoing notice.


           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                    MANAGEMENT

          The following table sets forth, as of June 14, 1996, information with respect to the
  securities holdings of (i) the Company's directors and executive officers,
   (ii) all directors and
  executive officers as a group, and (iii) all persons believed by the Company to beneficially own more
  than 5% of the Company's outstanding Common stock based upon filings with the Securities and
  Exchange Commission.  Unless otherwise indicated, such ownership is believed to be direct, with sole
  voting and investment power. The address of each such person is 805 Pennsylvania Boulevard,
  Feasterville, Pa. 19053.



  Name and Address                Shares Owned
  of Outstanding                  Beneficially        Percentage
  Beneficial Owner                and of Record       of Shares

  Theodore A. Schwartz           315,225(1)           8.34%
  Joseph F. Weiderman            245,090(2)           6.61%
  Paul L. Spiese, III            194,726(3)           5.29%
  Jacob I. Haft, M.D.            106,700(4)           2.98%
  Larry Falcon                    22,791(5)            .64%
  Dr. Irving Kraut               162,533(6)           4.49%
  Jeffrey I. Schocket             22,857(7)           .64%
  Francis E. Wellock, Jr.         55,750(8)           1.56%
  All Directors and Executive
  Officers as a group (8 persons)       1,125,672    26.03%




  ____________________


  (1) Includes 1,500 shares of Common Stock registered to Mr. Schwartz as joint tenant with Janice
  L. Bredt and options and warrants to purchase 246,630 shares of Common
  Stock.

  (2) Includes options and warrants to purchase 178,643 shares of Common Stock.

  (3) Includes options and warrants to purchase 149,726 shares of Common Stock.

  (4) Includes options and warrants to purchase 47,414 shares of Common Stock.

  (5) Consists solely of options and warrants to purchase shares of Common Stock.

  (6) Includes options and warrants to purchase 85,000 shares of Common Stock.

  (7) Includes options and warrants to purchase 22,791 shares of Common Stock.

  (8) Includes options and warrants to purchase 40,000 shares of Common Stock.

                              PROPOSAL I

                                ELECTION OF DIRECTORS


  The Board of Directors

          The bylaws of the Company provide for a Board of Directors (the
          "Board")
  consisting of three classes, with each class being as equal in number as possible. At each annual meeting of shareholders, directors are elected for a full term of three years to succeed directors whose terms are expiring. The Board has nominated Theodore A. Schwartz,
   Joseph F. Weiderman
  and Jacob I. Haft, M.D. to serve as directors until their respective successors in office have been duly qualified and elected. Mr. Schwartz,
  Mr. Weiderman
   and Dr. Haft are currently serving as directors and each of them has indicated a willingness to continue to serve as a director.  In the event that Mr.
  Schwartz,
  Mr. Weiderman,
   and/or Dr. Haft become unavailable to accept nomination or election as a director, the persons named in the enclosed proxy will vote the shares which they represent for the election of such other persons as the Board of Directors may recommend, unless the Board of
  Directors reduces the number of directors.

          Proxies for holders of Common Stock executed on the enclosed form will be voted, in the absence of other instructions, "FOR" the election of Mr. Schwartz, Mr. Weiderman and Dr.
  Haft.

          Set forth below, with respect to each nominee for Director and each
           Director
  continuing in office, is the name, age, the time period during which he has served as a Director of the
  Company and his principal occupation or employment and business affiliations at present and during
  the past five years.

  NOMINEES FOR TERMS EXPIRING IN 1999

          THEODORE A. SCHWARTZ, age 67, was elected a Director of the Company effective June 1987 and served as President of the Company from May 5, 1988 to May 30, 1989 and from July 17, 1990 to January 15, 1991. From May 30, 1989 to present, Mr. Schwartz has served as
  Chairman of the Board of Directors and Chief Executive Officer of the Company.

          JOSEPH F. WEIDERMAN, age 54, was elected a director of the Company on
  June 1, 1990, has served as Chief Financial Officer, Secretary and Treasurer of the Company since
  February 1990, and was elected President of the Company on January 15, 1991. Mr. Weiderman holds a Bachelor of Science Degree in Accounting and a Master of Business Administration Degree in Finance from LaSalle University.

          JACOB I. HAFT, M.D., age 59, was elected a director of the Company in conjunction with the Company's acquisition of Berger Bros. Company ( "Berger") in 1989. Dr. Haft has practiced medicine, with a specialization in cardiology, for over twenty-five years. Since 1974,
  Dr. Haft has been the director of the Department of Cardiology of St.
   Michael's Medical Center in
  Newark, New Jersey.  In addition, Dr. Haft is currently a Clinical Professor of Medicine at the New
  Jersey College of Medicine and Dentistry and Professor of Medicine at the Seton Hall University
  Post Graduate School of Medicine. Dr. Haft has several professional certifications, is a member of various professional societies and associations and has published many scholarly articles and
  books. During 1986 and 1987, Dr. Haft served on the New Jersey Cardiac Services Task Force of the
  New Jersey Department of Health.  Dr. Haft currently serves on the Cardiac
   Services Committee
  of the New Jersey Department of Health.

  DIRECTORS CONTINUING IN OFFICE

  Terms Expiring in 1997

          DR. IRVING KRAUT, age 78, has served as a director of the Company since July 1993. Dr. Kraut was a practicing orthodontist from 1948 to 1991.
    Since that time, he has
  served as a consultant to orthodontists in his capacity as President of Irving Kraut, D.D.S.P.A. Since
  1978, Dr. Kraut has served as a director of Princeton Research Lands, Inc.
  , a private real estate
  company.

          JEFFREY I. SCHOCKET, age 49, has served as a director of the Company since
  September 3, 1986. In addition, Mr. Schocket served as President of the Company from
  September 3, 1986 to May 5, 1988. Since January 1996 he has been an independent financial and operations consultant.
    For more than five years prior to January 1996, Mr.
  Schocket had
   been Chief
  Financial Officer of The Kaplan Company. On June 5, 1995, The Kaplan Company
   filed a voluntary
  petition for reorganization under Chapter 11 of the United States Bankruptcy
   Code.

  Terms Expiring in 1998

          PAUL L. SPIESE, III, age 44, was elected a director of the Company on
  March 30, 1991. Mr. Spiese joined Berger as Plant Manager in 1985 and was named Vice President
  -Manufacturing of the Company in July 1990, with complete manufacturing responsibility for production of the Company's roof drainage and vinyl siding products. Previously, he was employed by Hurst Performance, Inc. as a Plant Manager.

          LARRY FALCON, age 56, has served as a director of the Company since November 1985, acted as Chairman of the Board from September 3, 1986 to June
   1, 1987 and served
  as Assistant Secretary of the Company from December 10, 1987 to May 5, 1988.
    He has served as
  President of the Residential Division of The Kaplan Company, a real estate developer, since 1985.
  On June 5, 1995, The Kaplan Company filed a voluntary petition for reorganization under Chapter
  11 of the United States Bankruptcy Code.


                 MEETINGS OF THE BOARD OF DIRECTORS

          The Board of Directors held 4 meetings in 1995.  All members of the
           Board of
  Directors attended or participated in at least 75% of such meetings of the Board of Directors, except for Mr. Schocket and Mr. Falcon who each attended one such meeting in 1995.
     The Company has
  no standing committees.

                      COMPENSATION OF DIRECTORS

          During 1995, members of the Company's Board of Directors who were not also executive officers of the Company were paid $250 per Board meeting attended. An aggregate of $2,250 was paid to directors for their services. No director was paid more than $750.

               PROCEDURES FOR SHAREHOLDER NOMINATIONS

          Nominations for election of directors may be made by any shareholder entitled to
  vote for the election of directors if written notice (the "Notice") of the shareholder's intent to nominate a director at the meeting is given by the shareholder and received by the Secretary of the
  Company in the manner and within the time specified below.  The Notice shall be delivered to the
  Secretary of the Company not less than 14 days nor more that 50 days prior to any meeting of the shareholders called for the election of directors; except that, if less than
   21 days' notice of the
  meeting is given to shareholders, the Notice shall be delivered to the Secretary of the Company not later than the earlier of the seventh day following the day on which notice of the meeting was first
  mailed to shareholders or the fourth day prior to the meeting. In lieu of delivery to the Secretary, the Notice may be mailed to the Secretary by certified mail, return receipt requested, but shall be
  deemed to have been given only upon actual receipt by the Secretary.  These requirements do not
  apply to nominations made by the Board of Directors.

          The Notice shall be in writing and shall contain or be accompanied by:

          1. the name and residence address of the nominating shareholder;

          2. a representation that the shareholder is a holder of record of voting stock of the
  Company and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the Notice;

          3. such information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to Regulation 14A of the rules and regulations
  established by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), had proxies been solicited with respect to such nominee by the
  management or Board of Directors of the Company;

          4. a description of all arrangements or understandings among the shareholder and each nominee and any other person or persons (naming such person or persons)
   pursuant to which
  the nomination or nominations are to be made by the shareholders; and

          5. the consent of each nominee to serve as a director of the Company if so elected.

                        EXECUTIVE COMPENSATION


          The following table shows the annual compensation of each of the Company's executive officers for the years 1995, 1994 and 1993.

                      SUMMARY COMPENSATION TABLE

                                                    Long-Term
                                                  Compensation
                           Annual Compensation        Awards
(a)                  (b)     (c)  (d)   (e)       (g)         (i)
                                        Other  Securities
Name & Principal          Salary Bonus Annual  Underlying    All Oth
Position             Year    ($)  ($)  Compens Options/     Compensa-
                                        ($)    SARs(#)       tion ($)

Theodore A. Schwartz 1995 $124,865   0    0    150,000      $10,699(1)
Chairman & Chief     1994  108,070   0    0          0       10,460(1)
Executive Officer    1993   96,904   0    0    100,000        7,000(1)


Joseph F. Weiderman  1995 $109,346   0    0    150,000       $1,877(2)
President, Chief     1994   94,723   0    0          0        2,188(2)
Operating Officer,   1993   83,725   0    0    100,000        1,708(2)
Chief Financial
Officer and Treasurer


Paul L. Spiese, III  1995  $80,704   0    0    150,000       $1,071(3)
Vice President-      1994   73,536   0    0          0        1,798(3)
Manufacturing        1993   68,384   0    0    100,000        1,648(3)



  ________________________


  (1) Represents premiums paid by the Company for life insurance for the benefit of Mr. Schwartz.
  (2) Represents premiums paid by the Company for life insurance for the benefit of Mr. Weiderman.
  (3) Represents premiums paid by the Company for life insurance for the benefit of Mr. Spiese.

          The following table shows the number of options granted to the Company s executive officers during 1995:

                      OPTION GRANTS IN LAST FISCAL YEAR

                                 Individual Grants


     (a)                      (b)         (c)            (d)          (e)

                           Number of
                           Securities   % Total
                           Underlying   Granted to    Exercise or
                          Options/SARs  Employees     Base Price
     Name                 Granted (#) In Fiscal Year    (S/Sh)       Date
Theodore A. Schwartz         150,000      22%           $1.50    May 15, 2005

Joseph F. Weiderman          150,000      22%           $1.50    May 15, 2005

Paul L. Spiese, III          150,000      22%           $1.50    May 15, 2005


          The following table shows (1) the number and value of options exercised by the Company's executive officers during fiscal year 1995 and (2) the number and value of unexercised options held by the
              Company's executive officers at the end of 1995:

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION VALUES


       (a)             (b)               (c)               (d)
                                                     # of Unexercised
                                                     Options at FY-End(#)
                  Shares Acquired
      Name        on Exercise($)  Value Realized($) Exercisable/Unexercisable


  Theodore A. Schwartz 0                0               156,633/150,000
  Joseph F. Weiderman  0                0               113,643/150,000
  Paul L. Spiese, III  0                0               104,643/150,000

Employment Agreements and Arrangements

            Pursuant to employment agreements dated as of January 1, 1994, Mr.
             Schwartz is employed
by the Company its Chairman and Chief Executive Officer, Mr. Weiderman as its President, Chief Operating
Officer and Treasurer and Spiese as its Vice President -Manufacturing. Each agreement for a term of five years and expires December 31, 1998. The agreements provide for a base annual salary of $125,000, $110,000 and $80,000 for Messrs. Schwartz, Weiderman and Spiese, respectively.  In addition to his salary, each
agreement provides that the applicable officer shall be entitled to a bonus at the discretion of the Board of
Directors.  If at the end of the term of the agreement, the Company and the applicable officer have not
agreed to an extension of such agreement for a minimum additional term of three years, the Company is obligated to pay such officer an amount equal to 50% of his then annual salary in weekly installments over a six month period (the "Severance Payment"). In the event that the applicable officer is unable to perform his duties due to disability under the agreement for an aggregate period of more than 180 days in any 365
day period, the Company may terminate such officer's employment upon 90 days notice.  In such event, the
Company is obligated to pay such officer his full salary for a period of twelve months. At the end of such twelve month period, the Company is obligated to pay such officer the sum of
 $1,000 per week, subject to
certain reductions set forth in the agreement, for a period of 3 years and then $500 per week for the remainder of such officer's life.

            Each officer is also entitled to the use of a car provided by the
             Company.  The Company
maintains a key man life insurance policy on each officer in the face amount of $1,000,000, of which $500,000
is for the benefit of the Company and $500,000 to benefit the beneficiary of such officer's choice.  During the
term of the agreement, and so long as each officer receives the Severance Payment, such officer is prohibited directly or indirectly engaging in any business which is the same as, similar to or in competition with the
business of the Company.

Certain Relationships and Related Transactions

            The Company holds two Promissory Notes made by Mr. Weiderman, President and Chief
Financial Officer of the Company, one in the principal amount of $50,000 and one in the principal amount of
$25,000 (the "Notes"), each of which bears a interest rate of six percent per annum. Each of the Notes
requires the principal and accrued interest to be paid on or before December 31, 1997. The proceeds of the Notes were used by Mr. Weiderman to purchase securities of the Company in the
 Company s private
placements. Such securities were purchased on the same terms as other investors in the private placements.
The largest aggregate amount outstanding under the Promissory Notes during the year ended December 31,
1995 was $75,000,  all of which is currently outstanding.

Compliance with Section 16(a) of the Exchange Act

            Section 16(a) of the Exchange Act requires the Company's officers and directors and persons
who own more than ten percent of a registered class of the Company's equity securities (collectively, the
"Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange
Commission and to furnish the Company with copies of these reports.

            Based on the Company's review of the copies of the reports received by it, the Company believes that all filing required to be made by the Reporting Persons for the year ended  December 31, 1995
were made on a timely basis.

                               PROPOSAL II

           RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Independent Auditors

            The Board of Directors of the Company has appointed Goldenberg Rosenthal Friedlander as its independent auditors for the year ending December 31, 1996, and have further directed that the
selection of auditors be submitted for ratification by the shareholders at the Annual Meeting.

            The Company has been advised by Goldenberg Rosenthal Friedlander that neither
such firm nor any of its associates, has any present relationship with the Company, other than the usual relationship that exists between independent auditors and clients. Goldenberg Rosenthal Friedlander will have a representative at the meeting who will have an opportunity to make a statement, if he so desires,
and will be available to respond to appropriate questions.



                               SHAREHOLDER
                                PROPOSALS

            Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders in 1997 must be received by March
10,
 1997 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Shareholder proposals should be directed to Joseph
F. Weiderman, President and Secretary, at the address of the Company set forth on the first page of this proxy statement.

                         SOLICITATION OF PROXIES

            The accompanying form of proxy is being solicited on behalf of the
             Board of Directors of the
Company.  The expenses of solicitation of proxies for the meeting will be paid by the Company.  In addition
to the mailing of the proxy material, such solicitation may be made in person or by telephone or telegraph
by directors, officers or regular employees of the Company or its subsidiaries.

                       ANNUAL REPORT ON FORM 10-K

            THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR ITS MOST RECENT FISCAL YEAR. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO JOSEPH F. WEIDERMAN, PRESIDENT AND SECRETARY, AT THE ADDRESS OF THE COMPANY SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT.


                                       BERGER HOLDINGS, LTD.
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

 I hereby constitute and appoint Theodore A.
Schwartz
 and Joseph F.
Weiderman
 and each of them acting individually my true
and lawful agents and proxies, with full power of substitution in each, to vote all shares held of record by me at the
1996
 Annual
Meeting of Shareholders of Berger
Holdings, Ltd
 . to be held on August 19, 1996 and any adjournments or postponements thereof. I direct said proxies to vote as specified on the reverse side.

 UNLESS OTHERWISE SPECIFIED, ALL SHARES WILL BE VOTED FOR THE ELECTION OF ALL
  NOMINEES

LISTED
 AND FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF
GOLDENBERG

ROSENTHAL

FRIEDLANDER

AS THE COMPANY S INDEPENDENT AUDITORS FOR
THE
 YEAR ENDING DECEMBER 31, 1996.  THIS PROXY ALSO
DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY
PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OF POSTPONEMENT THEREOF.

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

1.  Election of Directors

    FOR all nominees listed (except as indicated     WITHHOLD AUTHORITY
    to the contrary below)                            to vote for all nominees

    To withhold authority to vote for any individual nominee, strike a line through the nominee s name listed below:

    Theodore A. Schwartz         Joseph F. Weiderman    Jacob I. Haft, M.D.

2. Proposal to Ratify the Appointment of Goldenberg Rosenthal Friedlander as the Company s independent auditors for the fiscal year 1995.

    FOR                                AGAINST                       ABSTAIN

                          CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.

 THE UNDERSIGNED HEREBY REVOKES ALL PREVIOUS PROXIES FOR THE MEETING AND ACKNOWLEDGES
RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT
 OF BERGER
HOLDINGS, LTD.




                                        Date:                    1996



                                                   Signature


        NOTE: Please sign this proxy exactly as name(s) appear in address. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such.